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                                                                   EXHIBIT 10.27

                          AMENDMENT TO PROMISSORY NOTES
                      AND TENTH AMENDMENT TO LOAN AGREEMENT

         THIS AMENDMENT TO PROMISSORY NOTES AND TENTH AMENDMENT TO LOAN AGREEMENT ("Amendment") is made as of February 27, 2004, by and between U.S. BANK NATIONAL ASSOCIATION, a national banking association ("Bank") and QUALMARK CORPORATION, a Colorado corporation ("Borrower").

                                    RECITALS:

         A. Bank made a revolving loan to Borrower, as evidenced by that certain Promissory Note dated December 22, 1998 made by Borrower payable to Bank in the original principal amount of $3,000,000 (the "Original Revolving Note"), as amended and supplemented by that certain Modification/Extension Agreement effective as of August 23, 1999 between Bank and Borrower (the "First Amendment"), that certain Second Amendment to Promissory Notes and Fifth Amendment to Loan Agreement dated as of February 1, 2001 (the "Second Amendment"), that certain Third Amendment to Promissory Notes and Sixth Amendment to Loan Agreement dated as of June 29, 2001 (the "Third Amendment"), that certain Fourth Amendment to Promissory Notes and Seventh Amendment to Loan Agreement dated as of January 31, 2002 (the "Fourth Amendment"), that certain Covenant Waiver and Amendment to Credit Agreement dated October 18, 2002 (the "10/02 Amendment") and that certain Fifth Amendment to Promissory Notes and Eighth Amendment to Loan Agreement dated as of January 23, 2003 (the "Fifth Amendment"). Pursuant to the First Amendment, the principal amount of the Revolving Note was reduced to $2,000,000. Pursuant to the Second Amendment, the principal amount of the Revolving Note was reduced to $1,000,000. Pursuant to the 10/02 Amendment, the principal amount of the Revolving Note was reduced to $750,000. Pursuant to the Fifth Amendment, the principal amount of the Revolving Note was reduced to $500,000. The Original Revolving Note, as amended and supplemented by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the 10/02 Amendment and the Fifth Amendment is hereinafter called the "Revolving Note."

         B. Bank made a term loan to Borrower, as evidenced by that certain Promissory Note dated December 22, 1998 made by Borrower payable to Bank in the original principal amount of $2,000,000 (the "Original Term Note"), as amended and supplemented by that certain Modification/Extension Agreement effective as of August 23, 1999 between Bank and Borrower (the "Amendment to Term Note"), the Second Amendment, the Third Amendment, the Fourth Amendment, that certain Covenant Waiver and Amendment to Credit Agreement dated July 18, 2002 (the "7/02 Amendment"), the 10/02 Amendment, the Fifth Amendment and that certain Amendment to Term Note and Ninth Amendment to Loan Agreement dated as of July 25, 2003 (the "7/03 Amendment"). Pursuant to the Amendment to Term Note, the principal amount of the Term Note was reduced to $1,261,017.47. Pursuant to the Second Amendment, the principal amount of the Term Note was increased to $2,000,000.00. Pursuant to the Fifth Amendment, the principal amount of the Term Note was increased to $1,110,000.00. The Original Term Note, as amended and supplemented by the Amendment to Term Note, the Second Amendment, the Third Amendment, the Fourth Amendment, the 7/02 Amendment, the 10/02 Amendment, the Fifth Amendment and the 7/03 Amendment is hereinafter called the "Term Note."

         C. The Revolving Note and the Term Note (collectively, the "Notes") are subject to the provisions of that certain Revolving Credit and Term Loan Agreement dated as of December 22, 1998 between Borrower and Bank, as amended by
(i) Waiver and Amendment to Loan Agreement dated as of March 15, 1999, (ii)

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Second Amendment to Loan Agreement dated as of August 23, 1999, (iii) Third
Amendment to Loan Agreement dated as of March 31, 2000, (iv) Fourth Amendment to Loan Agreement dated as of August 2, 2000, (v) the Second Amendment, (vi) the Third Amendment, (vii) the Fourth Amendment, (viii) the 7/02 Amendment, (ix) the 10/02 Amendment, (x) the Fifth Amendment and (xi) the 7/03 Amendment (as so amended, the "Loan Agreement").

         D. All obligations of the Borrower to Bank are secured by a security interest in (among other collateral) the Borrower's inventory, equipment, rights to payment and general intangibles pursuant to Borrower's Security Agreement between Borrower and Bank and the Addendum thereto, each dated December 22, 1998 and that certain Business Security Agreement dated January 23, 2003 (collectively, the "Security Agreements"), and that security interest has been properly perfected. In addition, Borrower specifically assigned six (6) trademarks and ten (10) patents pursuant to an Assignment of Security Interest in United States Trademarks and Patents (the "Assignment," and collectively with the Security Agreements, the "Security Documents") dated as of December 22, 1998 between Borrower, as assignor, and Bank, as assignee. The Assignment was properly recorded with the United States Patent and Trademark Office effective on January 14, 1999.

         E. Borrower and Bank desire to amend and supplement the Revolving Note, the Term Note and the Loan Agreement, all as specifically hereinafter set forth.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing recitals, the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Incorporation of Recitals. The foregoing recitals are hereby incorporated herein and made a part hereof.

         2. Confirmation of Indebtedness. The outstanding principal balance under the Revolving Note as of February 13, 2004 is $500,000.00. The outstanding principal balance under the Term Note as of February 13, 2004 is $360,000.00. Interest has and continues to accrue under the Notes in accordance with the terms thereof.

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         3. Amendments to Revolving Note. The terms of the Revolving Note are changed as follows:

                  A. The maturity date of the Revolving Note is extended to March 15, 2005. All principal remaining outstanding under the Revolving Note and all interest accrued thereon is payable in full on March 15, 2005.

                  B. Borrower will pay all accrued interest under the Revolving Note on February 27, 2004. Commencing on March 1, 2004, Borrower will pay all accrued interest on the last day of each calendar month until maturity.

         4. Amendments to Term Note. The terms of the Term Note are changed as follows:

                  A. The maturity date of the Term Note is extended to December 31, 2004. All principal remaining outstanding under the Term Note and all interest accrued thereon is payable in full on December 31, 2004.

                  B. Borrower will pay all accrued interest under the Term Note, plus $50,000 in principal, on February 27, 2004. Borrower will pay all accrued interest under the Term Note, plus $30,000 in principal, on March 31, 2004 and on or before the last day of each month thereafter through and including September 30, 2004. Commencing on October 31, 2004, Borrower agrees to pay all interest accrued under the Term Note, plus $40,000.00 in principal, on the last day of each month until maturity.

         5. Amendment to Loan Agreement. The Loan Agreement is amended as follows:

                  A. Section 1.02.4 of the Loan Agreement is amended by deleting the first sentence thereof and replacing it with the following:

                  "Borrower agrees to repay the Term Loan made hereunder in monthly payments in the amount of $30,000, each due on the last day of each calendar month, commencing March 31, 2004 and continuing through and including September 31, 2004. Commencing on October 1, 2004, Borrower agrees to repay the Term Loan made hereunder in monthly payments in the amount of $40,000, and the final installment of all unpaid principal and accrued interest due and payable in full at the final maturity of the Term Loan, which will be December 31, 2004, subject to acceleration upon the occurrence of an Event of Default."

                  B. Section 5.09 is deleted in its entirety and replaced with the following:

                  "5.09 Financial Condition. Maintain the financial condition of Borrower, determined in accordance with GAAP, so that it meets the following requirements all measured on a calendar year basis beginning January 1, 2003 and ending on the dates set forth below:

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                           (a) Borrower's Tangible Net Worth will be not less
                               than:

                               $1,000,000.00        As of March 31, 2004, June
                                                    30, 2004, September 30, 2004
                                                    and December 31, 2004

                           (b) Borrower's ratio of EBITDA to interest expense
                               will be not less than:

                               2.00:1               As of March 31, 2004, June
                                                    30, 2004, September 30, 2004
                                                    and December 31, 2004

                           (c) Borrower's ratio of EBITDA to Debt Service will
                               not be less than:

                               .5 As of March 31, 2004, June 30, 2004, September 30, 2004
                                                    and December 31, 2004

                           (d) Borrower's ratio of Debt to annualized EBITDA
                               will not be more than:

                               2.5:1 As of March 31, 2004, June 30, 2004, September 30, 2004
                                                    and December 31, 2004

                           For purposes of this Section 5.09, "Tangible Net Worth" means stockholders' equity (including preferred stock) less intangible assets, and "Debt Service" means interest expense plus all mandatory principal payments on Debt.

                           EBITDA shall be calculated on a year to date basis beginning January 1, 2004 for each applicable period.

                           Notwithstanding the foregoing, Bank agrees to waive Borrower's future non-compliance (if any) with covenants set forth in section 5.09(d) if, and only if, the Borrowing Base (as defined herein) furnished by the Borrower from time to time exceeds the then current principal amount outstanding under the Revolving Credit Line."

         6. Limited Waiver. Subject to the Borrower's agreement hereto, Bank hereby waives any default that has occurred by reason of Borrower's failure to comply with the covenants set forth in section 5.09 of the Loan Agreement as of December 31, 2003.

         7. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date first above written when the Bank shall have received and, as applicable, executed each of the following: (i) an original of this Amendment, duly executed by the Borrower; (ii) an extension fee equal to $8,000.00; (iii) attorneys' fees incurred by Bank equal to $1,000.00; (iv) attorneys' fees due and owing to outside counsel in the amount of $4,759.25 (as of February 10, 2004); and (v) such additional information or documentation as the Bank may require. If the Bank has not received all of the foregoing on or before February 27, 2004, then the

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Bank's offer to make the agreements set forth herein may be terminated, at the
Bank's option, by giving notice to the Borrower.

         8. General Release. Borrower, for and on behalf of itself and its legal representatives, heirs, successors and assigns, does hereby waive, release, relinquish and forever discharge Bank and its past and present directors, officers, agents, employees, parents, subsidiaries, affiliates, insurers, attorneys, representatives and assigns, and each and all thereof (collectively, the "Released Parties"), of and from any and all manner of action or causes of action, suits, claims, demands, judgments, damages, levies, and the execution of whatsoever kind, nature and/or description arising on or before the date hereof, including, without limitation, any claims, losses, costs or damages, including compensatory and punitive damages, in each case whether known or unknown, liquidated or unliquidated, fixed or contingent, direct or indirect, which Borrower, or its legal representatives, heirs, successors or assigns, ever had or now has or may claim to have against any of the Released Parties, with respect to any matter whatsoever, including, without limitation, this Amendment and any other instruments and agreements executed by Borrower in connection herewith, arising on or before the date hereof.

         9. Effect of Amendment; Representations and Warranties; Nonwaiver. Bank and Borrower agree that the Term Note and the Loan Agreement, as amended by this Amendment, the Revolving Note and the Security Documents remain in full force and effect. Borrower represents and warrants that its has the power and legal right and authority to enter into this Amendment, and that neither this Amendment, nor the agreements contained herein, contravene or constitute a default under any agreement, instrument or indenture to which Borrower is a party or signatory, or, to the best knowledge of Borrower, any other agreement or requirement of law. Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any party, including but not limited to any governmental authority, is required in connection with the execution and delivery by Borrower of this Amendment, or the performance of its obligations herein described.

         10. Ratification of Notes, Loan Agreement and Security Documents. All of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations under the Term Note and the Loan Agreement, all as amended and supplemented by this Amendment, the Revolving Note and the Security Documents are hereby ratified and affirmed in all respects by Borrower. Borrower further represents and warrants that the Security Documents continue to secure the obligations of Borrower under the Term Note and the Loan Agreement, all as amended and supplemented by this Amendment, as well as the Revolving Note.

         11. Further Assurances. The Borrower shall promptly correct any defect or error that may be discovered in any Security Document or in the execution, acknowledgment or recordation thereof. Promptly upon request by the Bank, the Borrower also shall do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all deeds, conveyances, mortgages, deeds of trust, trust deeds, assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as Bank may reasonably require from time to time in order: (a) to carry out more effectively the purposes of the Security Documents; (b) to perfect and maintain the validity, effectiveness and priority of any security interests intended to be created by the Security Documents; (c) to grant the Bank, to secure the Notes, a perfected lien in any intellectual property or other assets owned by the Borrower; and (d) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto Bank the rights granted now or hereafter intended to be granted to Bank under any Security Document or under any other

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instrument executed in connection with any Security Document or that the
Borrower may be or become bound to convey, mortgage or assign to Bank in order to carry out the intention or facilitate the performance of the provisions of any Security Document. The Borrower shall furnish evidence satisfactory to Bank of every such recording, filing or registration.

         12. Merger and Integration, Superseding Effect. This Amendment embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes and has merged into it all prior and written agreements in the same subjects by and between the parties hereto with the effect that this Amendment shall control.

         13. Counterparts. This Amendment may be executed in different counterparts with the same effect as if the signatures thereon were in the same instrument, and will be effective upon delivery of all such counterparts to Bank.

         14. Governing Law. THE LAWS OF THE STATE OF COLORADO GOVERN THIS AMENDMENT.

         15. Advice of Counsel. Borrower acknowledges and agrees that it has received the advice of independent counsel selected by it, or the opportunity to obtain such advice, before entering into this Amendment and any other instruments and agreements executed by Borrower in connection herewith, and has not relied upon Bank or any of its officers, directors, employees, agents or attorneys concerning any aspect of the transactions contemplated by this Amendment or any of the other said instruments and agreements.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date and year first above written.

                                         U.S. BANK NATIONAL ASSOCIATION

                                         By /s/Daniel J. Falstad
                                            ------------------------------------
                                            Daniel J. Falstad, Vice President

                                         QUALMARK CORPORATION

                                         By /s/ Anthony A. Scalese
                                            ------------------------------------
                                            Anthony Scalese, Chief Financial
                                              Officer

STATE OF COLORADO     )
                      ) ss.

COUNTY OF ____Denver___    )

         The foregoing instrument was acknowledged before me this _16_ day of February, 2004, by Anthony Scalese, the Chief Financial Officer of Qualmark Corporation, a Colorado corporation, on behalf of the corporation.

                                         /s/Jen Ringler
                                         ---------------------------------------
                                         Notary Public